                                  Exhibit 23
                              Consent of Auditors

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of Pamrapo Bancorp, Inc. (the "Company") of our report dated February 6, 1998, included in the 1997 annual report to stockholders of the Company, which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.


                                                     /s/ Radics & Co., LLC
                                                     ---------------------------
                                                     Radics & Co., LLC


March 30, 1998
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Pine Brook, New Jersey